UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) November 2, 2022

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b- 2) of this chapter).

Emerging growth companies  ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)   On November 2, 2022, Arnold W. Donald announced his resignation from his position as a Director of Carnival Corporation and Carnival plc (together, the “Companies”), including his role as Vice Chair, effective November 30, 3022.

(e)    On November 2, 2022, the Companies entered into a consulting agreement (the “Consulting Agreement”) with Mr. Donald under which he will provide advice to the Chair, the President and Chief Executive Officer and other officers of the Companies from December 1, 2022 through February 28, 2025.

Under the terms of the Consulting Agreement, Mr. Donald will receive $1 million per year as compensation for all services provided to the Companies along with health care coverage for him and his spouse. During the term of the Consulting Agreement and for six months thereafter, Mr. Donald is prohibited from providing any services to a direct competitor of the Companies or any other cruise line.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Consulting Agreement, which is filed as an exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD.

A copy of the Companies’ press release announcing Mr. Donald’s resignation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 shall not be incorporated by reference into future filings under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Consulting Agreement between Carnival Corporation, Carnival plc and Arnold W. Donald dated November 2, 2022
99.1	Press release dated November 3, 2022
104	Exhibit 104 Cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Enrique Miguez	By:	/s/ Enrique Miguez
Name:	Enrique Miguez	Name:	Enrique Miguez
Title:	General Counsel	Title:	General Counsel

Date:	November 3, 2022	Date:	November 3, 2022